Exhibit 10.62

ADDENDUM NO. 5 TO
AMENDED AND RESTATED SERVICES AGREEMENT
This Addendum No. 5 (this “Addendum”) is made and entered into as of the 31 day of December, 2019 (the “Addendum Effective Date”) by and between IHC Health Services, Inc., a Utah non-profit corporation, (“IMH” or sometimes referred to as “Intermountain” or “Intermountain Healthcare”) and R1 RCM Inc., a Delaware corporation, formerly known as Accretive Health, Inc. (“R1”) (each a “Party” and collectively, the “Parties”), pursuant to and subject to that certain Amended and Restated Services Agreement (as amended, referred to herein as the "Services Agreement") dated as of January 23, 2018, by and between the Parties.

WHEREAS, the Services Agreement was amended by (i) Addendum No. 1 to Amended and Restated Services Agreement, effective as of April 30, 2018, (ii) Addendum No. 2 to Amended and Restated Services Agreement, effective as of June 18, 2018, (iii) Addendum No. 3 to Amended and Restated Services Agreement, effective as of September 27, 2018 and (iv) Addendum No. 4 to Amended and Restated Services Agreement, effective as of April 30, 2019 (“Addendum No. 4”).

NOW THEREFORE, in consideration of the premises and mutual consents set forth below, the Parties hereby agree as follows:

1.	Purpose.
This Addendum sets forth the Service Level criteria for Service Level 12 – Patient Registration Satisfaction Survey as contemplated by Addendum No. 4 and adjusts the Lower Bound for Metric No. 3 used to calculate Incentive Fees for [*****]. When signed by both Parties, this Addendum shall be attached to, and deemed a part of, the Services Agreement. All other terms and conditions of the Services Agreement shall remain in full force and effect.

2.	Service Levels.

2.2	Service Level Criteria. Effective as of the Addendum Effective Date, the Parties agree to delete Section 3.12 of Exhibit 3.6 in its entirety and replace it with the following:
“3.12    Service Level 12 – Patient Registration Satisfaction Survey. This Service Level shall mean, for any Measurement Window for the IMH Facilities, each of (i) the Emergency Department Registration Survey Score and (ii) the Inpatient Registration Survey Score.
“Emergency Department Registration Survey Score” means, for any Measurement Window, the average response score to the Press Ganey patient survey question of “Courtesy during pers/insur info” or any similar question related to courtesy of the registrar during registration for emergency department service as reflected on the Emergency Department Report.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“Inpatient Registration Survey Score” means, for any Measurement Window, the average response score to the Press Ganey patient survey question of “Courtesy of Person Admitting” or any similar question related to courtesy of the registrar during registration for inpatient service as reflected on the Inpatient Report.
This Service Level measures performance with respect to the IMH Facilities.”

2.2	Target Levels. Effective as of the Addendum Effective Date, the Parties agree to delete Section 4.12 of Exhibit 3.6 in its entirety and replace it with the following:
“4.12    Service Level 12: ‘Patient Registration Satisfaction Survey’ –
(i) for all Measurement Windows in [*****], (a) for the Emergency Department Registration Survey Score, greater than or equal to [*****]; and (b) for the Inpatient Registration Survey Score, greater than or equal to [*****]. For the avoidance of doubt, R1 must meet (i) and (ii) to achieve the Target Level for this Service Level.
(ii) for all Measurement Windows beginning in [*****], (a) for the Emergency Department Registration Survey Score, greater than or equal to [*****]; and (b) for the Inpatient Registration Survey Score, greater than or equal to [*****]. For the avoidance of doubt, R1 must meet (i) and (ii) to achieve the Target Level for this Service Level.”

2.3	Effective as of the Addendum Effective Date, the Parties agree to add the following provision to the end of Section 5:
“Notwithstanding that R1’s performance for Service Level 12 has achieved the Target Level, in the event that the Emergency Department Registration Survey Score and/or the Inpatient Registration Survey Score falls below the [*****] percentile in the Press Ganey facilities comparison, the Parties agree [*****].”

3.	Incentive Fees.
Effective as of Contract Year [*****], the Parties agree that the Lower Bound for Metric No. 3 for the IMH Facilities for [*****], as determined in accordance with Exhibit 11.1-B to the Services Agreement, shall be amended and restated as set forth in the updated table below.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

	Metric	Weighting for [*****]	Weighting for [*****]	IMH Facilities	IMH Providers	IMH Facilities	IMH Providers
				Lower Bound for [*****]	Lower Bound for [*****]	Upper Bound for [*****]	Upper Bound for [*****]
1	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
3	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
4	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
5	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

SIGNATURE PAGE FOLLOWS

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[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their respective duly authorized representatives as of the Addendum Effective Date.

IHC Health Services, Inc. By: /s/ Todd E. Craghead Name: Todd E. Craghead Title: VP Revenue Cycle	R1 RCM Inc. By: /s/ John Sparby Name: John Sparby Title: EVP Customer Operations, R1 RCM

SIGNATURE PAGE TO ADDENDUM 5 TO AMENDED AND RESTATED SERVICES AGREEMENT